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                                                                EXHIBIT 10.07.01

                           TOWER PURCHASE AGREEMENT

    This Agreement ("Agreement") is made this 22/nd/ day of August, 1997 by and between SALEM COMMUNICATIONS CORPORATION ("Seller"), and SONSINGER BROADCASTING COMPANY OF HOUSTON, LP. ("Buyer").

                                   RECITALS:
                                   ---------

     1. Seller is currently constructing a tower ("Tower") on certain real property ("Real Property") located in the State of Texas and the Counties of Liberty and Montgomery and in conjunction therewith has entered into certain contracts and expended certain amounts; and

     2. Seller desires to sell and Buyer desires to acquire the Tower and assume the contracts and other obligations of Seller relating thereto on the terms and conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, Seller and Buyer hereby agree as follows:

                                   ARTICLE I
                                   ---------

                                  TERMINOLOGY
                                  -----------

     1.1  ASSUMED OBLIGATIONS.   Such term shall have the meaning defined in
          --------------------
Section 2.2.
-----------

     1.2  CONSTRUCTION AGREEMENTS.  The agreements,  commitments, contracts,
          ------------------------
leases and other items described in Section 2.1(b) which relate to construction
                                    --------------
of the Tower.

     1.3  INDEMNIFIED PARTY.  Any party described in Section 6.3(a) or 6.4(a)
          ------------------                         ------------------------
against which any claim or liability may be asserted by a third party which would give rise to a claim for indemnification under the provisions of this Agreement by such party.

     1.4  INDEMNIFYING PARTY.  The party to the Agreement (not the Indemnified
          -------------------
Party) that, in the event of a claim or liability asserted by a third party against the Indemnified Party which would give rise to a claim for indemnification under the provisions of this Agreement, may at its own expense, and upon written notice to the Indemnified Party, compromise or defend such claim.

     1.5  LIEN.  Any mortgage, deed of trust, pledge, hypothecation, security
          -----
interest, encumbrance, lien, lease or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any assets or property, including any written or oral agreement to give or grant any of the foregoing, any conditional sale or other title retention agreement, and the filing of or agreement to give any financing statement with respect to any assets or property under the Uniform Commercial Code or comparable law of any jurisdiction.

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     1.6  MATERIAL ADVERSE CONDITION.  A condition which would materially
          ---------------------------
restrict, limit, increase the cost or burden of or otherwise adversely affect or materially impair the right of Buyer to the ownership, use, control, enjoyment or operation of the Tower or the proceeds therefrom.

     1.7  PURCHASE PRICE.  The consideration, in addition to the assumption
          ---------------
of the Assumed Obligations, to be paid by Buyer to Seller for the purchase of the Sale Assets in an amount equal to all amounts expended by Seller for the construction of the Tower, as set forth on Schedule 3.3.
                                           ------------

     1.8  SALE ASSETS.  All of the tangible and intangible assets to be
          ------------
transferred by Seller to Buyer as set forth in Section 2.1.
                                               -----------

     1.9  SURVIVAL PERIOD.  The term following the Closing Date during which all
          ----------------
representations, warranties, covenants and agreements of the parties under this Agreement shall survive. The term shall be thirty (30) days.

     1.10 TANGIBLE PERSONAL PROPERTY.  The personal property identified on
          ---------------------------
Schedule 3.6 together with any improvements constructed on the Real Property and
------------
all warranties, if any, now existing on said personal property, or any portion thereof.

                                   ARTICLE II
                                   ----------

                               PURCHASE AND SALE
                               -----------------

     2.1  SALE ASSETS.  Upon the execution of this Agreement, Seller will
          ------------
transfer, assign and convey to Buyer, and Buyer will purchase from Seller, all of Seller's right, title and interest, legal and equitable, in and to the following assets:

     (a)   TANGIBLE PERSONAL PROPERTY:  All of Seller's right title and interest
           ---------------------------
in and to the Tangible Personal Property, together with such modifications, replacements, improvements and additional items, and subject to such deletions therefrom, made or acquired between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement;

     (b)   CONSTRUCTION AGREEMENTS:   All agreements to which Seller is a
           ------------------------
party or by which it is bound and which are listed on Schedule 3.4; any
                                                      ------------
renewals, extensions, amendments or modifications of those agreements which are made in the ordinary course of Seller's operation of the Station and in accordance with the terms and provisions of this Agreement; and any additional such agreements, contracts, leases, commitments or orders (and any renewals, extensions, amendments or modifications thereof) made or entered into between the date hereof and the Closing Date in accordance with the terms and provisions of this Agreement.

          (c)  RECORDS:  The originals (where available) or true and complete
               --------
copies (if originals are not available) of all of the records, files, logs and ledgers pertaining to the Sale

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Assets or used or useful in the construction of the Tower. Seller shall have the right to retain a copy of all books, records and other items provided by Seller to Buyer.

          (d) MISCELLANEOUS ASSETS:     Any other tangible or intangible assets,
              ---------------------
properties or rights of any kind or nature not otherwise described above in this

Section 2.1 and now or hereafter owned or used by Seller in the construction of
-----------
the Tower.

     2.2  ASSUMPTION OF LIABILITIES.   At the Closing, Buyer shall assume and
          --------------------------
agree to perform, without duplication of Seller's performance, the liabilities and obligations arising under the Construction Agreements assumed by and transferred to Buyer in accordance with this Agreement (the "Assumed Obligations").

     2.3  NO OTHER ASSUMPTIONS.  Except for the Assumed Obligations, Buyer shall
          ---------------------
not assume or in any manner be liable for any duties, responsibilities, obligations or liabilities of Seller of any kind or nature, whether express or implied, known or unknown, contingent or absolute including, without limitation any liabilities to or in connection with Seller's employees whether arising in connection with the transaction contemplated hereunder or otherwise.

     2.4  PURCHASE PRICE.  The Purchase Price shall be paid by Buyer to Seller
          ---------------
at Closing by wire transfer of immediately available funds.

                                  ARTICLE III
                                  -----------
                    REPRESENTATIONS AND WARRANTIES OF SELLER
                    ----------------------------------------

     Seller hereby represents and warrants to Buyer as follows:

     3.1  SALE ASSETS.  The Sale Assets include all of the assets, properties
          ------------
and rights of every type and description, real, personal and mixed, tangible and intangible, that are used to a material extent in the conduct of the business of owning and constructing the Tower in the manner in which it has been and is now conducted.

     3.2  TANGIBLE PERSONAL PROPERTY.  Except for supplies and other incidental
          ---------------------------
items which in the aggregate are not of material value, the list of Tangible Personal Property set forth on Schedule 3.2 is a complete and correct list of
                               ------------
all of the items of tangible personal property used to a material extent in the construction of the Tower.

     3.3  EXPENDITURES.   Schedule 3.3, as it may be amended from time to time
          -------------   ------------
prior to Closing, is a complete and correct itemization of all amounts expended by Seller in the construction of the Tower.

     3.4  CONSTRUCTION AGREEMENTS.    Attached hereto as Schedule 3.4 are
          ------------------------                       ------------
complete and correct copies of the contracts to be assigned to Buyer under this Agreement.

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                                   ARTICLE IV
                                   ----------

                     TRANSACTIONS PRIOR TO THE CLOSING DATE
                     --------------------------------------

     Seller covenants and agrees with Buyer that between the date hereof and the Closing Date, unless the Buyer otherwise agrees in writing (which agreement shall not be unreasonably withheld), Seller shall:

          (a)  Use reasonable efforts to continue the construction of the Tower;

          (b) Use reasonable commercial efforts to maintain insurance upon all of the tangible Sale Assets in such amounts and of such kind comparable to that in effect on the date hereof with respect to such Sale Assets, with insurers of substantially the same or better financial condition;

          (c) Conduct its business in all material respects in accordance with any rules and regulations, statutes, ordinances and orders of all governmental authorities having jurisdiction over any aspect of the operation of the Sale Assets, except where the failure to so would not have a material adverse effect on the Sale Assets or on the ability of Seller to consummate the transactions contemplated hereby;

          (d) Comply in all material respects with all Construction Agreements now or hereafter existing which are material, individually or in the aggregate, to the operation of the Sale Assets;

          (e) Not sell, lease or otherwise dispose of, nor agree to sell, lease or otherwise dispose of, any of the Sale Assets, except for dispositions in the ordinary course of business;

          (f) Not acquire or lease any goods or services or enter into, amend or terminate any license, lease of real or personal property or any other Station Agreement, other than in the ordinary course of business;

          (g) Not introduce any material change with respect to the architectural or engineering plans for the construction of the Tower; provided, Seller shall be entitled to make such changes, at the discretion of Seller exercised in good faith after consultation with Buyer, as do not materially and adversely affect the Sale Assets;

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                                   ARTICLE V
                                   ---------
                                    CLOSING
                                    -------

     5.1  TIME.  The closing (the "Closing") shall take place on or before
          -----
October 15, 1997.

     5.2  DELIVERIES TO BUYER BY SELLER.  At the Closing, Seller shall deliver
          ------------------------------
or cause to be delivered to Buyer, the following:

          (a) A Bill of Sale conveying the Tangible Personal Property;

          (b) An instrument or instruments assigning to Buyer all right, title and interest of Seller in and to the Construction Agreements;

          (c) Such additional information and materials as Buyer shall have reasonably requested.

     5.3  DELIVERIES TO SELLER BY BUYER.  At the Closing, Buyer shall deliver or
          ------------------------------
cause to be delivered to Seller:

     (a)  The Purchase Price;

     (b) An instrument or instruments signed by Buyer assuming the Assumed Obligations.

     (c) Such additional information and materials as Seller shall have reasonably requested.

                                  ARTICLE  VI
                                  -----------

                  SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
                  -------------------------------------------
                                INDEMNIFICATION
                                ---------------

     6.1  SURVIVAL OF REPRESENTATION AND WARRANTIES.  All representations,
          ------------------------------------------
warranties, covenants and agreements contained in this Agreement shall survive the Closing for the Survival Period and the Closing shall not be deemed a waiver by either party of the representations, warranties, covenants or agreements of the other party contained herein. No claim may be brought under this Agreement or any other document unless written notice describing in reasonable detail the nature and basis of such claim is given on or prior to the last day of the Survival Period. In the event such a notice is so given, the right to indemnification with respect thereto under this Article shall survive the Survival Period until such claim is finally resolved and any obligations with respect thereto are fully satisfied. Notwithstanding the foregoing, the

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provisions for survival and the making of claims shall not apply to the agreements whereby Buyer assumes the obligations under Section 4.2.
                                                       -----------

     6.2  INDEMNIFICATION IN GENERAL.  Buyer and Seller agree that the rights to
          ---------------------------
indemnification and to be held harmless set forth in this Agreement shall, as between the parties hereto and their respective successors and assigns, be exclusive of all rights to indemnification and to be held harmless that such party (or its successors or assigns) would otherwise have by statute, common law or otherwise.

     6.3  INDEMNIFICATION BY SELLER.  Seller shall indemnify and hold harmless
          --------------------------
Buyer and any officer, director and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

               (i) Any breach or nonperformance by Seller of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other document; or

               (ii) The ownership or operation of the Sale Assets by Seller prior to the Closing; or

               (iii) All other liabilities and obligations of Seller other than the Assumed Obligations; or

                (iv) Noncompliance by Seller with the provisions of the Bulk Sales Act, if applicable, in connection with the transactions contemplated by this Agreement.

     6.4  INDEMNIFICATION BY BUYER. Buyer shall indemnify and hold harmless
          -------------------------
Seller and any officer, director and affiliate thereof with respect to any and all demands, claims, actions, suits, proceedings, assessments, judgments, costs, losses, damages, liabilities and expenses (including reasonable attorneys' fees) relating to or arising out of:

               (i) Any breach or nonperformance by Buyer of any of its representations, warranties, covenants or agreements set forth in this Agreement or any other document; or

               (ii) The ownership by Buyer of the assets to be conveyed and assigned hereunder from and after the Closing; or

               (iii) Any other liabilities and obligations of Buyer, including liabilities and obligations arising after the Closing under the Assumed Obligations.

     6.5  INDEMNIFICATION PROCEDURES.  In the event that an Indemnified Party
          --------------------------
may be entitled to indemnification hereunder with respect to any asserted claim of, or obligation or

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liability to, any third party, such party shall notify the Indemnifying Party thereof, describing the matters involved in reasonable detail, and the Indemnifying Party shall be entitled to assume the defense thereof upon written notice to the Indemnified Party with counsel reasonably satisfactory to the Indemnified Party; provided that once the defense thereof is assumed by the Indemnifying Party, the Indemnifying Party shall keep the Indemnified Party advised of all developments in the defense thereof and any related litigation, and the Indemnified Party shall be entitled at all times to participate in the defense thereof at its own expense. If the Indemnifying Party fails to notify the Indemnified Party of its election to defend or contest its obligation to indemnify under this Article IX, the Indemnified Party may pay, compromise, or
                     ----------
defend such a claim without prejudice to any right it may have hereunder.

                                  ARTICLE VII
                                  -----------
                                 MISCELLANEOUS
                                 -------------

     7.1  FURTHER ACTIONS.  From time to time before, at and after the Closing,
          ----------------
each party, at its expense and without further consideration, will execute and deliver such documents to the other party as the other party may reasonably request in order more effectively to consummate the transactions contemplated hereby.

     7.2  PAYMENT OF EXPENSES.  Each of the parties shall bear its own expenses,
          --------------------
including the fees of any attorneys and accountants engaged by such party, in connection with this Agreement and the consummation of the transactions contemplated herein.

     7.3  NOTICES.  All notices, demands or other communications given hereunder
          --------
shall be in writing and shall be sufficiently given if delivered by overnight delivery service or sent by registered or certified mail, first class, postage prepaid, or by telegram, facsimile machine or similar written means of communication, addressed as follows:

          (a)  if to Seller, to:

                    Eric H. Halvorson
                    Vice President
                    Salem Communications Corporation
                    4880 Santa Rosa Road, Suite 300
                    Camarillo, California 93012
                    Facsimile No.: (805) 482-8570

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          (b)  if to Buyer, to:

                    Jonathan L. Block, Esq.
                    Corporate Counsel
                    Salem Communications Corporation
                    4880 Santa Rosa Road, Suite 300
                    Camarillo, California 93012
                    Facsimile No.: (805) 384-4505

or such other address with respect to any party hereto as such party may from time to time notify (as provided above) to the other party hereto. Any such notice, demand or communication shall be deemed to have been given (i) if so mailed, as of the close of the third business day following the date so mailed, and (ii) if personally delivered or otherwise sent as provided above, on the date received.

     7.4  ENTIRE AGREEMENT.  This Agreement, the Schedules and the Exhibits
          -----------------
hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede any prior negotiations, agreements, understandings or arrangements between the parties hereto with respect to the subject matter hereof.

     7.5  BINDING EFFECT: BENEFITS.  Except as otherwise provided herein, this
          -------------------------
Agreement and all other documents to be executed in connection herewith shall inure to the benefit of and be binding upon the parties hereto and their respective successors or assigns. Except to the extent specified herein, nothing in this Agreement, express or implied, shall confer on any person other than the parties hereto and their respective successors or assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     7.6  ASSIGNMENT.  This Agreement and any rights hereunder shall not be
          -----------
assignable by either party hereto without the prior written consent of the other party; provided that Buyer may assign this Agreement to an entity controlled by Edward G. Atsinger III and Stuart W. Epperson.

     7.7  GOVERNING LAW.  This Agreement shall in all respects be governed by
          --------------
and construed in accordance with the laws of the State of Texas including all matters of construction, validity and performance.

     7.8  AMENDMENTS AND WAIVERS.  No term or provision of this Agreement may be
          -----------------------
amended, waived, discharged or terminated orally but only by an instrument in writing signed by the party against whom the enforcement of such amendment, waiver, discharge or termination is sought. Any waiver shall be effective only in accordance with its express terms and conditions.

     7.9  SEVERABILITY. Any provision of this Agreement which is unenforceable
          -------------
in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such unenforceability

                                       8
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without invalidating the remaining provisions hereof, and any such unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction. To the extent permitted by applicable law, the parties hereto hereby waive any provision of law now or hereafter in effect which renders any provision hereof unenforceable in any respect.

     7.10   HEADINGS.    The captions in this Agreement are for convenience of
            ---------
reference only and shall not define or limit any of the terms or provisions hereof.

     7.11  COUNTERPARTS.  This Agreement may be executed in any number of
           -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     7.12  REFERENCES.  All references in this Agreement to Articles and
           -----------
Sections are to Articles and Sections contained in this Agreement unless a different document is expressly specified.

     7.13  CONTINGENCY.  Buyer's obligations hereunder, including its obligation
           ------------
to Close hereunder, are expressly conditioned upon its ability to obtain financing for 100% of the Purchase Price at a favorable rate of interest and with favorable terms. In the event Buyer is unable, for any reason, to obtain such financing, Buyer, upon written notice to Seller, may terminate this Agreement without obligation to Seller.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first written above.


SONSINGER BROADCASTING COMPANY OF          SALEM COMMUNICATIONS CORPORATION
HOUSTON, LP.

By:  Sonsinger Management, Inc.,
Its General Partner


By: /s/ Jonathan L. Block                      By: /s/ Eric H. Halvorson
   ----------------------                          ----------------------
   Jonathan L. Block                           Eric H. Halvorson
   Secretary                                   Executive Vice President

                                  SCHEDULE 3.2
                                  ------------

                           TANGIBLE PERSONAL PROPERTY


                                 See attached.

                                       10
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                                  SCHEDULE 3.3
                                  ------------

                                  EXPENDITURES


                                 See attached.

                                       11
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                                  SCHEDULE 3.4
                                  ------------

                            CONSTRUCTION AGREEMENTS


                                 See attached.

                                       12